As filed with the Securities and Exchange Commission on August 25, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 25, 2011

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255		28255
(Address of principal executive offices)		(Zip Code)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information contained in Item 8.01 of this Report on Form 8-K (this “Report”) is incorporated by reference into this Item 1.01.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information contained in Item 8.01 of this Report is incorporated by reference into this Item 3.02.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information contained in Item 8.01 of this Report is incorporated by reference into this Item 3.03.

ITEM 8.01	OTHER EVENTS.

On August 25, 2011, Bank of America Corporation (the “Registrant”) announced that it had entered into a Securities Purchase Agreement dated August 25, 2011 (the “Securities Purchase Agreement”) with Berkshire Hathaway Inc. (the “Investor”) pursuant to which the Registrant has agreed to issue and sell to the Investor, and the Investor has agreed to purchase from the Registrant: (1) 50,000 shares of a new series of the Registrant’s preferred stock, to be designated as 6% Cumulative Perpetual Preferred Stock, Series T (the “Preferred Stock”), having a liquidation value of $100,000 per share, and (2) a warrant (the “Warrant”) to purchase 700,000,000 shares of the Registrant’s common stock (the “Common Stock”), for an aggregate purchase price of $5.0 billion in cash.

Dividends on the Preferred Stock will accrue on the liquidation value at a rate per annum of 6% but will be paid only when, as and if declared by the Registrant’s Board of Directors out of legally available funds. At any time when such dividends have not been paid in full, the unpaid amounts will accrue dividends at rate per annum of 8% and the Registrant will not be permitted to pay dividends or other distributions on, or to repurchase, any of the outstanding Common Stock or any of the Registrant’s outstanding preferred stock of any series. Following payment in full of any accrued but unpaid dividends, the dividend rate shall remain at 8% per annum. Subject to the approval of the Board of Governors of the Federal Reserve System, the Preferred Stock may be redeemed by the Registrant at any time at a redemption price of $105,000 per share plus any accrued, unpaid dividends. The Preferred Stock has no maturity date and will rank senior to the outstanding Common Stock (and pari passu with the Registrant’s other outstanding series of preferred stock) with respect to the payment of dividends and distributions in liquidation.

As long as at least 10,000 shares of Preferred Stock remain outstanding, the Preferred Stock, voting as a separate class, will have the right to approve any future issuance of preferred stock ranking senior to the Preferred Stock, and any amendment of the Registrant’s certificate of incorporation or future merger, reclassification or similar event in which the rights and other terms of the Preferred Stock (or successor securities) are substantially modified. Subject to certain limited exceptions, the Preferred Stock and the Warrant are not transferrable for five years, and the shares of Common Stock issuable on exercise of the Warrant may be transferred at any time but only in public offerings and other public market sales, or in private transactions, that do not involve the transfer to any single purchaser or group of more than 3.5% of the outstanding Common Stock.

The Warrant is exercisable at the holder’s option at any time or from time to time, in whole or in part, for ten years at an exercise price of $7.142857 per share of the Common Stock. The exercise price and the number of shares issuable on exercise of the Warrant are subject to antidilution adjustments for stock splits, reclassifications, noncash distributions, extraordinary cash dividends, pro rata repurchases of Common Stock, business combination transactions, and certain issuances of Common Stock (or securities convertible into or exercisable for Common Stock) at a price (or having a conversion or exercise price) that is less than 95% of the market price of the Common Stock at the pricing of the securities issuance. The Investor has agreed that it will not increase its beneficial ownership of the outstanding Common Stock above 14.9%. (At the date of issuance, the Warrant will be exercisable for approximately 6.5% of the post-exercise outstanding Common Stock.)

The transaction is expected to close on or about September 1, 2011.

The Securities Purchase Agreement is subject to limited, customary closing conditions primarily consisting of adoption of and filing with the Secretary of State of the State of Delaware a Certificate of Designations for the purposes of amending the Registrant’s Amended and Restated Certificate of Incorporation establishing the terms of the Preferred

Stock (the “Certificate of Designations”).

The Preferred Stock and the Warrant have not been registered under the Securities Act of 1933 and are being issued and sold in a private placement pursuant to Section 4(2) thereof. The Registrant has agreed to enter into a registration rights agreement (the “Registration Rights Agreement”) affording the Investor certain registration rights in respect of the shares of Common Stock for which the Warrant is exercisable.

The foregoing summaries of the Securities Purchase Agreement, the form of the Warrant, the terms of the Preferred Stock, the form of the Certification of Designations and the form of Registration Rights Agreement do not purport to be complete and are subject to and qualified in their entirety by, the terms of the Securities Purchase Agreement (and forms of the Certificate of Designations, Warrant and Registration Rights Agreement attached thereto) which are attached hereto as, or included with, Exhibit 1.1 and incorporated by reference herein.

On August 25, 2011, the Registrant issued a press release with respect to the agreement with the Investor. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

Certain statements in this Report represent the current expectations, plans or forecasts of Bank of America and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements often use words like “expects,” “anticipates,” “believes,” “estimates,” “targets,” “intends,” “plans,” “predict,” “goal” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” The forward-looking statements made in this Report include, without limitation, statements concerning: the closing of the transaction under the Securities Purchase Agreement, including the expected closing date, and the receipt of the aggregate purchase price in the transaction. Forward-looking statements speak only as of the date they are made, and Bank of America undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and are often beyond Bank of America’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed under Item 1A. “Risk Factors” of Bank of America’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011, Item 1A. “Risk Factors” of Bank of America’s Annual Report on Form 10-K for the year ended December 31, 2010 and in any of Bank of America’s other subsequent Securities and Exchange Commission filings: the satisfaction of the closing conditions for the Securities Purchase Agreement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are filed herewith:

1.1	Securities Purchase Agreement dated August 25, 2011 between Bank of America Corporation and Berkshire Hathaway Inc. (including forms of the Certificate of Designations, Warrant and Registration Rights Agreement)

99.1	Press release of Bank of America Corporation dated August 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Craig T. Beazer
Craig T. Beazer
Deputy General Counsel

Dated: August 25, 2011

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBITS

1.1	Securities Purchase Agreement dated August 25, 2011 between Bank of America Corporation and Berkshire Hathaway Inc. (including forms of the Certificate of Designations, Warrant and Registration Rights Agreement)

99.1	Press release of Bank of America Corporation dated August 25, 2011